Form of Subscription Agreement

This subscription agreement (this “Agreement”) is dated March __, 2014, by and between the investor identified on the signature page hereto (the “Investor”) and CytoSorbents Corporation, a Nevada corporation (the “Company”), whereby the parties agree as follows:

1.	Subscription.

Investor agrees to buy and the Company agrees to sell and issue to Investor units (the “Units”) for an aggregate purchase price (the “Purchase Price”) equal to the product of (x) the aggregate number of Units the Investor has agreed to purchase and (y) the purchase price per Unit, each as set forth on the signature page hereto.  Each Unit consists of (i) one share (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”) and (ii) a warrant (the “Warrants”) to purchase one half share of Common Stock. The Purchase Price is set forth on the signature page hereto.

The Shares (included in the Units being bought by the Investor hereunder) have been registered on a Registration Statement on Form S-1, Registration No. 333-193053 (the “Registration Statement”).  The Registration Statement has been declared effective by the Securities and Exchange Commission (the “Commission”) and is effective on the date hereof.  A final prospectus supplement will be delivered to the Investor as required by law.

The completion of the purchase and sale of the Units (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company and Brean Capital, LLC (the “Placement Agent”), in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  After the execution of this Agreement but prior to the Closing Date, the Investor shall pay the Purchase Price by either (i) wire transfer of immediately available funds to the bank account maintained by Continental Stock Transfer & Trust per wire instructions as provided by the Company and the Placement Agent or (ii) by check payable to Continental Stock Transfer & Trust and delivered to Continental Stock Transfer & Trust, CST&T AAF CytoSorbents Corporation Escrow Account, 17 Battery Place, New York, NY 10004. Upon satisfaction or waiver of all the conditions to closing set forth in the placement agent agreement, at the Closing, (i) the escrow agent shall pay the Purchase Price by wire transfer of immediately available funds to the Company’s bank account per wire instructions as provided by the Company, and (ii) the Company shall cause the Shares and Warrants to be delivered to the Investor with the delivery of the Shares to be made through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Instructions” (or, if requested by the Investor on the signature page hereto, through the physical delivery of certificates evidencing the Shares to the residential or business address indicated thereon).

2	Miscellaneous.

This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company:  as set forth on the signature page hereto.

To the Investor:  as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription Agreement.

CYTOSORBENTS CORPORATION

By:
Name:
Title:
Number of Units:____________________________
Purchase Price per Unit: $____________________		Address for Notice:
Aggregate Purchase Price: $___________________
Exercise Price of Warrants: $__________________		Cytosorbents Corporation
7 Deer Park Drive
Suite K
Monmouth Junction, New Jersey 08852

INVESTOR:

By:
Name:
Title:

Select method of delivery of Shares:

☐ DWAC DELIVERY
DWAC Instructions:

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

DTC Participant Number:

Name of Account at DTC Participant being credited with the Shares:

Account Number at DTC Participant being credited with the Shares:

☐ PHYSICAL DELIVERY OF CERTIFICATES
Delivery Instructions:

Name in which Shares should be issued:	Address for delivery:
c/o _______________________________
_______________________________________	Street: ____________________________
City/State/Zip: ______________________
Attention: __________________________
Telephone No.: _____________________